EXHIBIT 10.11
                                                                   -------------


                             SUBSCRIPTION AGREEMENT


     SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on tIle sigllature page hereof among, EMPIRE MINERALS CORP. (formerly known as Xacord Corp.)., a Delaware corporation, having a place of business 410 Park Avenue, 15th Floor, New York NY 10022 (the "Company"), and the undersigned, as ide11tified all the 'Signature Page' below (the "Subscriber" or "Investor").

                                  WITNESSETH:

     WHEREAS, the Company is offering up to an aggregate of twenty units (the "Units"), with each Unit consisting of 100,000 shares of Common Stock of the Company (the "Share(s)") at a price of $50,000 per Unit or $2,000,000 in total, The Company has reserved right to increase the number of sllares sold in tllis "Offering" (as hereinafter defined) or sell additional shares in one or more similar offering at no less than the price per share herein if offered within 90 days from the date oftllis Offering.

     WHEREAS, the minimum subscription by any single Subscriber silall be one Unit provided tllat the Compally reserves the right to accept, at the discretioll of the Company, subscriptions for fractional Units;

     WHEREAS, the 'Offering' shall terminate at the Company's discretion without notice to Subscriber or on such date on which all of the offered Units are sold. The 'Offering' is not contingent upon the sale of allY minimum llunlber ofUllits;

     WHEREAS, the Compally is offering (the "Offering") the Ullits to a limited number of "accredited investors" (as that term is defined by Rule 501(a) of Regulation D ("Regulation D") ofthe Securities Act of 1933, as amended (the "Act"); and

     WHEREAS, the Subscriber desires to purchase the llunlber of Units set forth on the Signature Page hereof on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                SUBSCRIPTION FOR UNITS AND TERMS OF SUBSCRIPTION

     Subject to the terms and conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the number of Units as is set forth upon the Signature Page hereof against payment made by personal or business check, or money order made payable to Empire Minerals Corp. In connection with the Subscription:

     1.1 The Subscriber hereby authorizes and directs the Company to deliver the certificate for the Shares to be issued to the Subscriber pursuant to this Agreement to the address indicated on the Signature Page hereto.

     1.2 The Company's agreement with each Subscriber is a separate agreement and the sale of Units to each Subscriber is a separate sale.

     1.3 The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time subscribed for by the Subscriber, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber's subscription. The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, except as required by law, and, as such, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder.

     1.4 The Company may at any time: (i) increase the offering price for subscriptions not executed; or, (ii) terminate the Offering.

                                   ARTICLE II

                          REPRESENTATIONS BY SUBSCRIBER
                          -----------------------------

     In addition to the representations and warranties set forth in Article V and elsewhere in this Agreement, the Subscriber, represents, warrants and acknowledges to the Company that:

     2.1 The Subscriber recognizes that: (i) the purchase of the Units involves a high degree of risk, is speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and/or the Units; (ii) the Subscriber may not be able to liquidate its investment; (iii) transferability of the Shares is extremely limited; and, (iv) in the event of a disposition of the Shares, the Subscriber could sustain the loss of its entire investment.

     2.2 The Subscriber represents that the Subscriber is an "accredited investor", as indicated by the Subscriber's responses to the questions contained in Article V.

     2.3 The Subscriber hereby acknowledges that it has been furnished with, (i) the Confidential Memorandum Supplement containing additional information relating to the Company, including risk factors (the "Confidential Memorandum"). This Agreement and the Confidential Memorandum are collectively referred to herein as the "Offering Documents." The Subscriber has carefully reviewed the Offering Documents and is familiar with and understands the terms of the Offering, including the rights to which the Subscriber is entitled under this Agreement. The Subscriber specifically acknowledges and is familiar with the Risk Factors set forth in the Confidential Memorandum.



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



     2.4 The Subscriber further represents and warrants that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, as well as its investment advisor, attorney and/or accountant, has requested or desired to know, and has been afforded the Opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber has requested concerning the terms and conditions of the Offering and the Company.

     2.5 The Subscriber has relied solely upon the information provided by the Company in making the Subscriber's decision to invest in the Units and has not relied upon any other representation or other information (whether oral or written) from the Company, or any agent, employee or affiliate of the Company or any other third party other than as set forth in the Offering, and the results of Subscriber's own independent investigation. The Subscriber acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company.

     2.6 The Subscriber represents that no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

     2.7 The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Units for the Subscriber's own account for investment purposes only and not
o with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Units to any other person.

     2.8 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares substantially as set forth below, that such Shares have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in o its appropriate records with respect to the restrictions on the transferability of the Shares.

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE



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


     SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     2.9 The Subscriber agrees to supply the Company, within five business (5) days after the Subscriber receives the request therefore from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable.

     2.10 The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Act by virtue of Section4(2) of the Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber and Subscriber will hold the Company harmless from all liability, damages, costs and expenses resulting from any breach thereof.

     2.11 The Subscriber acknowledges that the information contained in the Offering Documents or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither be used by the Subscriber for the Subscriber's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason, notwithstanding that the Subscriber's Subscription may not be accepted by the Company.

     2.12 The Company is under no obligation to, and there can be no assurance that, the Company will receive or accept subscriptions for the aggregate number of Units that may be sold by the Company pursuant to the Offering.


                                   ARTICLE III

                 REPRESENTATIONS BY AND COVENANTS OF THE COMPANY
                 -----------------------------------------------

     3.1 The Company hereby represents and warrants to the Subscriber that,(i) the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to sell and issue the Shares and perform its obligations with respect to the Agreement in accordance with the terms hereof and (ii) when executed and delivered by the Company, the Agreement will be duly executed and delivered by the Company.


                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

     4.1 Any notice or other communication to the Company given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail,



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


return receipt requested, or delivered by hand against written receipt therefore. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received. The address for such notices and communications shall be as follows:

          If to the Company:  Empire Minerals Corp.
                              410 Park Avenue, 15th Floor
                              New York NY 10022
                              Attn.: Chief Executive Officer

          If to a Subscriber: To the address set forth under each Subscriber's name on the Signature Page hereto.

     4.2 Except as otherwise provided herein this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. The Subscriber may not assign its rights and/or obligations under this Agreement without the express written consent of Company.

     4.4 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE EXCLUSIVE FORUMS FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

     4.5 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.




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


     4.6 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

     4.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     4.8 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     4.9 The Subscriber agrees not to issue any o public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

     4.10 The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other amounts owing to or claimed by any such person or firm acting on behalf of the Subscriber hereunder.

     4.11 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.




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



                                    ARTICLE V

                       CONFIDENTIAL INVESTOR QUESTIONNAIRE
                       -----------------------------------

     5.1 Each person who desires to invest in Company, purchasing Special Warrants as pursuant to this Agreement and the Offering, must carefully and accurately complete this Article V. The purpose of this questionnaire is to allow the Company to make a reasonable determination as to whether each prospective investor is qualified under applicable securities laws to purchase shares and/or invest monies. This questionnaire completion and/or receipt of this questionnaire does not constitute an offer to sell or a solicitation of an offer to buy a security.

     5.2 ACCREDITED INVESTOR. The Subscriber represents and warrants that he, she or it is an 'Accredited Investor' and comes within one category marked below, and that for any category marked, Subscriber has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ____     The undersigned is an individual (not a partnership,
                    corporation, etc.), whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.
                    Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ____     The undersigned is an individual (not a partnership,
                    corporation, etc.) who had an income in excess of $200,000.00 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000.00 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.


Category C ____     The undersigned is a director or executive officer of the
                    Company which is issuing and selling the Shares.

Category D ____     The undersigned is a bank; a savings and loan association;
                    insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment


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


                    decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

                    ____________________________________________________________

Category E ____     The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors
                    Act of 1940. (describe entity) _____________________________
                    ____________________________________________________________

Category F ____     The undersigned is either a corporation, partnership,
                    Massachusetts business trust, or non-profit organization
                    within the meaning of Section 501(c)(3) of the Internal
                    Revenue Code, in each case not formed for the specific
                    purpose of acquiring the Shares and with total assets in
                    excess of $5,000,000. (describe entity) ____________________
                    ____________________________________________________________


Category G ___      The undersigned is a trust with total assets in excess of
                    $5,000,000, not formed for the specific purpose of acquiring the Shares where the purchase is directed by a "sophisticated investor" as defined in Regulation
                    506(b)(2)(ii) under the Act.

Category H ____     The undersigned is an entity (other than a trust) in which all of the equity owners are "accredited investors" within one or more of the above categories. If relying upon this
                    Category alone, each equity owner must complete a separate copy ofthis Agreement. (describe entity)
                    ____________________________________________________________

Category I ____     The undersigned is not within any of the categories above
                    and is therefore not an accredited investor.

     The Subscriber agrees to notify the Company at any time on or prior to the purchase and issuance of the Shares in the event that the representations and warranties herein, and in this Agreement, shall cease to be true, accurate and complete.




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                                       8

     5.3 MANNER IN WHICH TITLE IS TO BE HELD (circle one)


     (a) Individual Ownership
     (b) Community Property
     (c) Joint Tenant witll Right of Survivorship (both parties must sign)
     (d) *Partnership
     (e) Tenants in Common
     (f) *Company
     (g) *Trust
     (h) *Other

*If the Subscriber is an entity asterisked above, please complete the attached Certificate of Signatory.

     5.4 NASD AFFILIATION

     Are you affiliated or associated with an NASD member firm (please check one):

     Yes ________     No _________

     If Yes, please describe:
     ___________________________________________________________________________

     ___________________________________________________________________________










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                                        9

                                 SIGNATURE PAGE

  Acknowledges and agrees to the terms of the foregoing Subscription Agreement.

Dated: ________________,2007.


By:________________________________     By:_____________________________________
   Signature                               Signature (if purchasing jointly)

___________________________________     ________________________________________
Name Typed or Printed                          Name Typed or Printed

___________________________________     ________________________________________
Entity Name

___________________________________     ________________________________________
Address                                 Address

___________________________________     ________________________________________
City, State and Zip Code                City, State and Zip Code

___________________________________     ________________________________________
Telephone                               Telephone

___________________________________     ________________________________________
Facsimile                               Facsimile

___________________________________     ________________________________________
EIN Tax ID # or Social Security #       EIN Tax ID # or Social Security #


___________________________________  X  $100,000 - US$0.50
Number of Units Subscribed                  Purchase Price
For by Subscriber


Name in which Shares should be issued/held:.____________________________________
If not Subscriber, Company must be notified in advance and approve the same.




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




     This Subscription Agreement is agreed to and accepted as ___________, 2007.

                                         EMPIRE MINERALS CORP.


                                         By: /s/ Pinchas Althaus
                                            ------------------------------------
                                            Name: Pinchas Althaus
                                            Title: Chairman & ChiefE Executive
                                                   Officer









































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